Exhibit (a)(2)

                             LETTER OF TRANSMITTAL
       to Tender Depositary Units Representing Limited Partner Interests
                                      in
                      American Real Estate Partners, L.P.
                       Pursuant to the Offer to Purchase
                            Dated November 20, 1998
                         As Amended From Time to Time
                                      of
                                  LEYTON LLC

================================================================================
        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                            NEW YORK CITY TIME, ON
                DECEMBER 18, 1998, UNLESS THE OFFER IS EXTENDED.
================================================================================

     Holders desiring to tender their depositary units representing limited partner interests ("Units") should complete and sign this Letter of Transmittal, and forward it to the Depositary at one of the addresses set forth below together with all depositary receipts representing their interests in Units tendered ("Depositary Receipts"). Instructions for completing this Letter of Transmittal are included herein, along with a pre-addressed envelope to the Depositary.
                       The Depositary for the Offer is:
                       HARRIS TRUST COMPANY OF NEW YORK
        By Mail:                To Confirm:             By Hand/Overnight
  Wall Street Station            Delivery:                Receive Window
    P.O. Box 1023             (212) 701-7624             Wall Street Plaza
New York, NY 10268-1023                              88 Pine Street, 19th Floor
                                                      New York, New York 10005

     If you have any questions or need assistance in completing this Letter of Transmittal, please call the Information Agent, Beacon Hill Partners, Inc. at
(212) 843-8500 (Collect) or (800) 792-2829 (Toll Free).
     Capitalized terms used herein and not defined shall have the meanings given to them in the Offer to Purchase For Cash Up to 10 million Depositary Units Representing Limited Partner Interests in American Real Estate Partners, L.P., dated November 20, 1998, as it may be amended from time to time, of Leyton LLC (the "Offer to Purchase").
     Delivery of this Letter of Transmittal or any other required documents to an address other than those set forth above does not constitute valid delivery. Holders wishing to tender pursuant to the tender offer must validly tender their Units to the Depositary on or prior to the Expiration Date.
     This Letter of Transmittal is to be used: (i) if Depositary Receipts are to be physically delivered to the Depositary or (ii) unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Units is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC" or "Book-Entry Transfer Facility") pursuant to the procedure for tendering Units set forth in Section 3 to the Offer to Purchase. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.
     Holders whose Depositary Receipts are not available or who cannot deliver their Depositary Receipts and all other documents required hereby to the Depositary on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, nevertheless may tender their Units in accordance with the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase.

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                                               DESCRIPTION OF UNITS TENDERED
                                                (See Instructions 8 and 17)
--------------------------------------------------------------------------------------------------------------------------
       Name(s) and Address(es) of Registered Holder(s)
  (Please fill in, if blank, exactly as name(s) appear(s)                         Number ofUnits Tendered
             on transfer books of Partnership)                            (Attach additional list, if necessary)
--------------------------------------------------------------------------------------------------------------------------
                                                                  Depositary                                      No. of
                                                                    Receipt     Total No. of    No. of Units    DRIP Units
                                                                    No.(s)*     Units Owned*     Tendered**     Tendered**
                                                                 ---------------------------------------------------------

                                                                 ---------------------------------------------------------

                                                                 ---------------------------------------------------------

                                                                 ---------------------------------------------------------

                                                                 ---------------------------------------------------------

                                                                 ---------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

*  Need not be completed by Holders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Units or DRIP Units
   (as the case may be) described above are being tendered. See Instructions 8 and 17.

     IMPORTANT: HOLDERS WHO WISH TO TENDER THEIR UNITS MUST COMPLETE THE BOX BELOW ENTITLED "METHOD OF DELIVERY," COMPLETE THE BOX ABOVE ENTITLED "DESCRIPTION OF UNITS TENDERED" AND SIGN IN THE APPROPRIATE BOXES. HOLDERS WHO COMPLETE THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO HAVE TENDERED ALL UNITS LISTED IN THE ABOVE REFERRED TO BOXES.

-------------------------------------------------------------------------------
                              METHOD OF DELIVERY

[ ] CHECK HERE IF DEPOSITARY RECEIPTS FOR TENDERED UNITS ARE ENCLOSED HEREWITH.
[ ] CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
    Name of Tendering
    Institution: _____________________________________________________________

    Account Number:_______________  Transaction Code Number:__________________
[ ] CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:
    Name(s) of Registered Holder(s): _________________________________________
    Window Ticket Number (if any): ___________________________________________
    Date of Execution of Notice of Guaranteed Delivery: ______________________ Name of Eligible Institution which Guaranteed Delivery: __________________
-------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
             (PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY)

Ladies and Gentlemen:

     By execution hereof, the undersigned hereby tenders to Leyton LLC, a Delaware limited liability company (the "Purchaser"), the number of the undersigned's Units in American Real Estate Partners, L.P., a Delaware limited partnership (the "Partnership"), at a price of $10.50 per Unit, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any supplements or amendments, collectively constitute the "Offer"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more persons, the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of tendering Holders to receive payment for Units validly tendered and accepted for payment pursuant to the Offer. Holders who tender their Units will not be obligated to pay any sales commissions in connection with such tender.

     The undersigned understands that if more than 10 million Units are validly tendered prior to or on the Expiration Date and not properly withdrawn, the Purchaser will, upon the terms of the Offer, accept for payment from among those tendered Units 10 million Units on a pro rata basis based upon the number of the tendered Units with adjustments to avoid purchases of certain fractional Units.

     Subject to and effective upon acceptance for payment of and payment for the Units tendered hereby, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser, all right, title, proxy and interest in and to all of the Units tendered hereby, including, without limitation, all rights in, and claims to, any voting rights, rights to be substituted as a limited partner of the Partnership, Partnership profits and losses, cash distributions and other benefits of any nature whatsoever distributable or allocable to or otherwise associated with such tendered Units under the Partnership Agreement; provided, that if any tendered Units are not purchased for any reason as described in Section 2 of the Offer to Purchase, this Letter of Transmittal shall be effective to transfer to the Purchaser only that number of the undersigned's Units as are accepted for payment and thereby purchased by the Purchaser. The undersigned understands that upon acceptance for payment of and payment for the Units tendered by the undersigned, the Purchaser will seek admission to the Partnership as a limited partner in substitution for the undersigned as to all such Units tendered by the undersigned. If, however, the Purchaser accepts for payment and purchases less than all of the undersigned's Units tendered hereby, the undersigned may continue to be a limited partner with respect to Units tendered by the undersigned that are not purchased. By executing and delivering this Letter of Transmittal, the undersigned, being a tendering Holder, expressly intends the Purchaser to become a limited partner.

     By executing and delivering this Letter of Transmittal, a tendering Holder irrevocably appoints the Purchaser and any designees of the Purchaser and of each of them as such Holder's proxies and agents (all such persons collectively, the "Proxies"), with full power of substitution, to the full extent of such Holder's rights with respect to the Units tendered by such Holder and accepted for payment by the Purchaser. All such Proxies shall be considered irrevocable and coupled with an interest in the tendered Units. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Units for payment. Upon such acceptance for payment pursuant to the Offer, all prior proxies given by such Holder with respect to such Units will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consent executed (and, if given or executed, will not be deemed effective). The Purchaser may assign such proxy to any person with or without assigning the related Units with respect to which such proxy was granted. The Purchaser reserves the right to require that, in order for a Unit to be deemed validly tendered, immediately upon the Purchaser's payment for such Unit, the Purchaser must be able to exercise full voting rights with respect to such Unit and other securities, including voting at any meeting of limited partners.

     By executing and delivering the Letter of Transmittal, a tendering Holder also irrevocably constitutes and appoints the Purchaser and any designees of the Purchaser as the Holder's attorneys-in-fact, each with full power of substitution to the full extent of the Holder's rights with respect to the Units tendered by the Holder and accepted for payment by the Purchaser. Such appointment will be effective when, and only to the extent that, the Purchaser accepts the tendered Units for payment. Upon such acceptance for payment, all prior powers of attorney granted by the Holder with respect to such Units will, without further action, be revoked, and no subsequent powers of attorney may be granted (and if granted will not be effective). Pursuant to such appointment as attorneys-in-fact, the Purchaser and any designees of the Purchaser each will have the power, among other things, (i) to seek to transfer ownership of such Units on the Partnership's books and execute and deliver any accompanying evidences of transfer and authenticity any of them may deem necessary or appropriate in connection therewith, (ii) upon receipt by the Depositary (as the tendering Holder's agent) of the Purchase Price, to receive any and all distributions made by the Partnership, and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units in accordance with the terms of the Offer, (iii) to execute and deliver to the Partnership and/or its general partners a change of address form instructing the Partnership to send any and all future distributions to which the Purchaser is entitled pursuant to the terms of the Offer, in respect of tendered Units to the address specified in such form, and (iv) to endorse any check payable to or upon the order of such Holder representing a distribution to which the Purchaser is entitled pursuant to the terms of the Offer, in each case on behalf of the tendering Holder; and (v) to deliver Units and transfer ownership of such Units on the Partnership's books maintained by the general partner, the Partnership and the Partnership's depositary and transfer agent and to become a substituted limited partner and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units and as a limited partner of the Partnership, all in accordance with the terms of the Offer. If legal title to the Units is held through an IRA or KEOGH or similar account, the Holder understands that this Letter of Transmittal must be signed by the custodian of such IRA or KEOGH and the Holder hereby authorizes and directs the custodian of such IRA or KEOGH to confirm this Letter of Transmittal. This power of attorney shall not be affected by the subsequent mental disability of the Holder, and the Purchaser shall not be required to post bond in any nature in connection with this power of attorney. The Purchaser may assign such power of attorney to any person with or without assigning the related Units with respect to which such power of attorney was granted.

     The undersigned hereby represents and warrants that the undersigned owns the Units tendered hereby and has full power and authority to validly tender, sell, assign and transfer the Units tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claims and that the transfer and assignment contemplated herein are in compliance with all applicable laws and regulations. The undersigned further represents and warrants that the undersigned is a "United States person," as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code"), or if the undersigned is not a United States person, the undersigned does not own beneficially or of record more than 5% of the outstanding Units. Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of Units tendered hereby and otherwise in order to complete the transactions, transfers and admissions to the Partnership contemplated herein.

     The undersigned understands that a tender of Units pursuant to the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Units tendered hereby. If any tendered Units are not purchased for any reason, the Letter of Transmittal shall be effective to transfer to the Purchaser only that number of Units as is accepted and thereby purchased by the Purchaser, and the Depositary Receipts (or, if necessary, new Depositary Receipts) representing such unpurchased Units shall be returned.

     Upon acceptance of Units by the Purchaser, the Purchaser agrees to be bound by all of the terms and provisions of the Partnership Agreement.

                        SIGN HERE TO TENDER YOUR UNITS
                        ------------------------------
            (TO BE COMPLETED BY ALL TENDERING HOLDERS REGARDLESS OF WHETHER DEPOSITARY RECEIPTS ARE BEING PHYSICALLY DELIVERED HEREWITH)

               PLEASE BE SURE TO COMPLETE ALL APPLICABLE BLANKS
--------------------------------------------------------------------------------
   By executing this document in the space provided below, the undersigned hereby: (i) evidences the Holder's agreement to and acceptance of all of the terms, provisions and matters set forth in this Letter of Transmittal and in the Offer to Purchase and (ii) tenders the number of Units specified below pursuant to the terms of the Offer. The undersigned hereby acknowledges and certifies, under penalty of perjury, to all of the foregoing and that the information and representations set forth below and provided in Boxes A and B of this Letter of Transmittal, which have been duly completed by the undersigned, are true and correct as of the date hereof.


     PLEASE SEE INSTRUCTION 3 REGARDING SIGNATURES ON LETTER OF TRANSMITTAL


   X ___________________________  Address: __________________________
     Signature of Holder -- Date

     ___________________________  ___________________________________
       Printed Name of Holder             (Include Zip Code)

   X ___________________________  (The Address provided above must be the
     Signature of Holder -- Date  registered address of the Holder.)
                                  -----------


     ____________________________
         Printed Name of Holder   Telephone (Home) (  ) ______________________

                                  Telephone (Work) (  ) ______________________

Capacity (Full Title): __________

--------------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)


   Authorized
   Signature:_____________________  Name of Eligible Institution: _____________

   Name: _________________________  Address: __________________________________

   Date: _________________________  Telephone: (  ) ___________________________

--------------------------------------------------------------------------------

------------------------------------             --------------------------------------------
  SPECIAL PAYMENT INSTRUCTIONS                          SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2, 3, 9 and 10)                     (See Instructions 2, 3, 9 and 10)

    To be completed ONLY if the                      To be completed ONLY if the
  check for the purchase price                     check for the purchase price
  of Units purchased or                            of Units purchased or
  Depositary Receipts for Units                    Depositary Receipt(s) for
  not tendered or not purchased                    Units not tendered or not
  are to be issued in the name                     purchased are to be mailed to
  of someone other than the                        someone other than the
  signatory, or if Units                           Signatory or to the Signatory
  tendered by book-entry                           at an address other than that
  transfer that are not                            shown above next to the
  purchased are to be returned                     signatory.
  by credit to an account at the
  Book-Entry Transfer Facility                   [ ] Mail (check appropriate box(es):
  other than that designated
  above.                                         [ ] Check    [ ] Depositary Receipt(s) to:

[ ] Issue (check appropriate box(es):            Name:______________________________________
                                                             (Please Print or Type)
[ ] Check   [ ] Depositary Receipt(s) to:
                                                 Address:___________________________________
Name:______________________________________
            (Please Print or Type)               ___________________________________________

Address:___________________________________      ___________________________________________
                                                           (Include Zip Code)
___________________________________________

___________________________________________
          (Include Zip Code)

___________________________________________
(Tax Identification or Social Security No.)
          (See Substitute Form W-9)

[ ] Credit unpurchased Units tendered by book-entry transfer to the account set forth below:

___________________________________________
          Name of Account Party

Account No.___________________________  at

[ ] The Depository Trust Company

---------------------------------------------    --------------------------------------------

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," the Depositary will issue the check with respect to tendered Units accepted for purchase, and return any Depositary Receipts not tendered or not accepted for purchase, in the name(s) of the registered Holder(s) appearing above in the box entitled "Description of Shares Tendered." Similarly, unless otherwise indicted herein in the box entitled "Special Delivery Instructions," the Depositary will mail the check with respect to tendered Units accepted for purchase, together with any Depositary Receipts not tendered or not accepted for purchase (and any accompanying documents, as appropriate) to the address(es) of the registered Holder(s) appearing above in the box entitled "Description of Shares Tendered." If either the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, the Depositary will issue the check with respect to any tendered Units accepted for purchase and return any Depositary Receipts not tendered or not accepted for payment in the name(s) of, and will mail the check and any such Units not tendered or not accepted for payment and return any Depositary Receipts not tendered or not accepted for payment in the name(s) of, and will mail the check and any such Units not tendered or not accepted for payment to, the person(s) at the address(es) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry transfer of Units, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Units not accepted for payment. The Signatory recognizes that the Purchaser has no obligations pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any Units from the name of the registered Holder(s) thereof if the Purchaser does not accept for payment any of the principal amount of such Units.

     Please note that a tendering beneficial owner of Units whose Units are owned of record by an IRA or other qualified plan will not receive direct payment of the purchase price; rather, payment will be made to the custodian of such account or plan.

TAX CERTIFICATES
===============================================================================
                                PLEASE COMPLETE

                                     BOX A

                              SUBSTITUTE FORM W-9
                              (See Instruction 5)

     The person signing this Letter of Transmittal hereby certifies to the Purchaser under penalties of perjury:

Part 1 -- The Taxpayer Identification Number (TIN) furnished in the space below is the correct TIN of the Holder;

       TIN: ________________________________

Part 2 -- If no TIN is provided in the space above and this box [ ] is checked, the Holder has applied for a TIN, a TIN has not been issued to the Holder and either (i) the Holder has mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service ("IRS") Center or Social Security Administration office or (ii) the Holder intends to mail or deliver an application in the near future and it is understood that if the Holder does not provide a TIN to the Purchaser within 60 days, 31% of all reportable payments made to the Holder thereafter will be withheld until a TIN is provided to the Purchaser; and

Part 3 -- Unless this box [ ] is checked, the Holder is NOT subject to backup withholding either because the Holder (i) is exempt from backup withholding,
(ii) has not been notified by the IRS that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends or
(iii) has been notified by the IRS that such Holder is no longer subject to backup withholding.

===============================================================================



===============================================================================


                                PLEASE COMPLETE
                                     BOX B

             FIRPTA AFFIDAVIT - CERTIFICATE OF NON-FOREIGN STATUS
                              (See Instruction 5)

     Under Section 1445(c)(5) of the Code and Treas. Reg. 1.1445-11T(d), a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the Purchaser that no withholding is required with respect to the Holder's interest in the Partnership, the person signing this Letter of Transmittal hereby certifies the following under penalties of perjury:

Part 1 -- Unless this box [ ] is checked, the Holder is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Treasury regulations, promulgated thereunder);

Part 2 -- The name of the Holder is_________________________________________;

Part 3 -- The Holder's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is _________________________; and

Part 4 -- The Holder's home address (in the case of an individual) or office address (in the case of an entity) is

______________________________________________________________________________ .

===============================================================================

                                 INSTRUCTIONS
                                 ------------
                 for Completing the Letter of Transmittal for
                      AMERICAN REAL ESTATE PARTNERS, L.P.
             Forming Part of the Terms and Conditions of the Offer

     FOR ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL, PLEASE CALL:
           BEACON HILL PARTNERS, INC. AT (212) 843-8500 (COLLECT) OR
                           (800) 792-2829 (TOLL FREE).

1. DELIVERY OF LETTER OF TRANSMITTAL.

     For convenience in responding to the Offer, a pre-addressed envelope has been enclosed with the Offer to Purchase. To ensure the Depositary's receipt of the Letter of Transmittal along with any and all Depositary Receipts, it is suggested that you use an overnight courier or, if the Letter of Transmittal is to be delivered by United States mail, that you use certified or registered mail, return receipt requested. The method of delivery of the Letter of Transmittal and all other required documents, including delivery through any book-entry transfer facility, is at the option and risk of the tendering Holder and delivery will be deemed made only when actually received by the Depositary. In all cases, sufficient time should be allowed to assure timely delivery.

     This Letter of Transmittal is to be used only if Units tendered hereby are to be forwarded herewith. All physically tendered Depositary Receipts (or in the case of book-entry transfer, an Agent's Message), together with a properly completed and validly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth on the cover page hereof on or prior to the Expiration Date (except as otherwise provided pursuant to the Notice of Guaranteed Delivery). If Depositary Receipts are forwarded to the Depositary in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery.

     To be effective, a properly completed and duly executed original Letter of Transmittal along with any and all Depositary Receipts, any required signature guarantees and any other required documents must be received by the Depositary at one of its addresses set forth below prior to 12:00 Midnight, New York City time on December 18, 1998, unless extended (the "Expiration Date").

By Mail:                       HARRIS TRUST COMPANY OF NEW YORK
                               Wall Street Station
                               P.O. Box 1023
                               New York, New York 10268-1023

By Hand/Overnight Delivery:    HARRIS TRUST COMPANY OF NEW YORK
                               Receive Window
                               Wall Street Plaza
                               88 Pine Street, 19th Floor
                               New York, New York 10005

To Confirm:                   (212) 701-7624

2. GUARANTEE OF SIGNATURES.

     No signature guarantee is required if either:

     (a) this Letter of Transmittal is signed by the registered Holder of the Units (which term, for purposes hereof, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Units) tendered hereby and payment and delivery are to be made directly to such owner and such owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above; or

     (b) such Units are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (each of the foregoing constituting an "Eligible Institution").

     IN ALL OTHER CASES, AN ELIGIBLE INSTITUTION MUST GUARANTEE ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL.

3. SIGNATURES ON LETTER OF TRANSMITTAL.

     If the Letter of Transmittal is signed by the registered Holder(s) of the tendered Units, the signature(s) must correspond exactly with the name(s) as shown on the records of the Partnership without alteration, enlargement or any change whatsoever.

     If the Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depositary and the Purchaser of their authority so to act must be submitted (see Instruction 4). With respect to most trusts, generally only the signature of the named trustee will be required. For Units held in a custodial account for minors, only the signature of the custodian will be required.

     For IRA custodial accounts, the beneficial owner should return the executed Letter of Transmittal to the Depositary as specified in Instruction 1 herein. Such Letter of Transmittal will then be forwarded by the Depositary to the custodian for additional execution. Such Letter of Transmittal will not be considered duly completed until after it has been executed by the custodian.

     If any tendered Units are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different Depositary Receipts.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Units tendered hereby, no endorsements of Depositary Receipts or separate stock powers are required unless payment of the purchase price is to be made, or Units not tendered or not purchased are to be returned, in the name of any person other than the registered Holder(s). Signatures on any such Depositary Receipts or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Units tendered hereby, the Depositary Receipt must be endorsed or accompanied by, appropriate stock powers, in either case, signed exactly as the name(s) of the registered Holder(s) appear(s) on the certificates for such Units. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

4. DOCUMENTATION REQUIREMENTS.

     In addition to information required to be completed on the Letter of Transmittal, additional documentation may be required by the Purchaser under certain circumstances including, but not limited to those listed below. Questions on documentation should be directed to Beacon Hill Partners, Inc. at
(212) 843-8500 (Collect) or (800) 792-2829 (Toll Free).

Deceased Owner (Joint Tenant)        Certified copy of death certificate.

Deceased Owner (Others)              Certified copy of death certificate (See
                                     also Executor/Administrator/Guardian
                                     below).

Executor/Administrator/Guardian      (a) Certified copies of court appointment
                                     documents for executor or administrator
                                     dated within 60 days of the date of
                                     execution of the Letter of Transmittal; and

                                     (b) Copy of applicable provisions of the will (title page, executor(s)' powers, asset distribution); OR

                                     (c) Certified copy of estate distribution documents.

Attorney-In-Fact                     Current power of attorney.

Corporations/Partnerships            Certified copy of corporate resolution(s)
                                     (with raised corporate seal) or other
                                     evidence of authority to act. Partnerships should furnish copy of their partnership agreement.

Trust/Pension Plans                  Copy of cover page of the trust or pension
                                     plan, along with copy of the section(s)
                                     setting forth names and powers of
                                     trustee(s) and any amendments to such
                                     sections or appointment of successor
                                     trustee(s).

5. U.S. PERSONS.

     A Holder who or which is a United States citizen or a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "United States persons") as those terms are defined in the Code and Treasury regulations, promulgated thereunder, should follow the instructions with respect to certifying Boxes A and B.

     Taxpayer Identification Number. To avoid 31% federal income tax withholding, the Holder or other payee must provide the Depositary with the Holder's correct TIN in the blanks provided for that purpose in Boxes A and B. In the case of an individual person, such person's social security number is his or her TIN.

     WHEN DETERMINING THE TIN TO BE FURNISHED, PLEASE NOTE: Individual accounts should reflect their own TIN; joint accounts should reflect the TIN of the person whose name appears first; trust accounts should reflect the TIN assigned to the Trust; custodial accounts for the benefit of minors should reflect the TIN of the minor; corporations or other businesses should reflect the TIN assigned to that entity.

     Substitute Form W-9 -- Box A. Each tendering Holder is required to provide the Depositary with a correct TIN on Substitute Form W-9 and to certify, under penalties of perjury, that (i) the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and (ii) the Holder either (a) is exempt from backup withholding, (b) has not been notified by the IRS that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) has been notified by the IRS that the Holder is no longer subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax withholding on the payments made to the Holder or other payee with respect to Units purchased pursuant to the Offer.

     The box in Box A, Part 2 of the form may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, backup withholding, if applicable, will begin 7 days after the Depositary receives an Awaiting TIN Certification and will continue until the Holder's TIN is provided to the Depositary. If within 60 days the Depositary receives the Holder's TIN on a new IRS Form W-9 or copy of the Substitute Form W-9 provided above, the Depositary will return amounts withheld through the date such IRS Form W-9 or Substitute Form W-9 is received.

     DO NOT CHECK THE BOX IN BOX A, PART 3 UNLESS YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

     FIRPTA Affidavit -- Box B. To avoid potential withholding of tax pursuant to Section 1445 of the Code in an amount equal to 10% of the purchase price for Units purchased pursuant to the Offer, plus the amount of any liabilities of the Partnership allocable to such Units, each Holder who or which is a United States person must complete the FIRPTA Affidavit stating, under penalties of perjury, such Holder's TIN and address, and that such Holder is not a foreign person. Tax withheld under Section 1445 of the Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. CHECK THE BOX IN BOX B, PART 1 ONLY IF YOU ARE NOT A U.S. PERSON AS DESCRIBED THEREIN.

6. FOREIGN PERSONS.

     In order for a Holder who is a foreign person (i.e., not a United States person as defined in Instruction 5 above) to qualify as exempt from 31% backup withholding, such foreign Holder must complete and deliver to the Depositary, along with the Letter of Transmittal, Substitute Form W-8 which can be obtained from the Information Agent.

7. CONDITIONAL TENDERS.

     No alternative, conditional or contingent tenders will be accepted.

8. NUMBER OF UNITS TENDERED; PARTIAL TENDERS.

     LETTERS OF TRANSMITTAL WHICH HAVE BEEN DULY EXECUTED, BUT WHERE NO INDICATION IS MARKED IN THE "NUMBER OF UNITS TENDERED" COLUMN IN THE BOX ENTITLED "DESCRIPTION OF UNITS TENDERED," SHALL BE DEEMED TO HAVE TENDERED ALL UNITS PURSUANT TO THE OFFER. ALL UNITS REPRESENTED BY DEPOSITARY RECEIPTS DELIVERED TO THE DEPOSITARY WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. If fewer than all the Units evidenced by any Depositary Receipt submitted are to be tendered, new Depositary Receipt(s) for the remainder of the Units that were evidenced by the old Depositary Receipt(s) will be sent to the tendering Holder as soon as practicable after the expiration of the Offer. No fractional Units will be purchased (except from a Holder who is tendering all of the Units owned by that Holder). All tendering Holders, by execution of the Letter of Transmittal (or manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

     If the check for the purchase price of any Units purchased is to be issued, or any Units not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any Depositary Receipts for Units not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders tendering Units by book-entry transfer may request that Units not purchased be credited to such account at any of the Book-Entry Transfer Facility as such Holder may designate under "Special Payment Instructions."

10. STOCK TRANSFER TAXES.

     The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Units to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Units not tendered or not purchased are to be returned in the name of, any person other than the registered Holder(s), then the amount of any stock transfer taxes (whether imposed on the registered Holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

11. WAIVER OF CONDITIONS.

     The conditions of the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

12. LOST, DESTROYED OR STOLEN DEPOSITARY RECEIPT(S).

     If any Depositary Receipt evidencing Units has been lost, destroyed or stolen, the Holder should promptly notify the Depositary. The Holder will then be instructed as to the steps that must be taken in order to replace the Depositary Receipt. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Depositary Receipts have been followed.

13. WITHDRAWAL RIGHTS.

     Holders who have tendered and wish to exercise their right of withdrawal with respect to the Offer must give a timely notice of withdrawal by writing or facsimile transmission, which notice must be received by the Depositary at one of its addresses set forth on the front cover of this Letter of Transmittal on or prior to the time provided in Section 4 of the Offer to Purchase. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Depositary at one of its addresses set forth on the back cover of the Offer to Purchase. Any notice of withdrawal must specify the name of the person who tendered the Units to be withdrawn, the number of Units to be withdrawn and the name of the registered Holder, if different from that of the person who tendered such Units. If Depositary Receipts evidencing Units to be withdrawn have been delivered or otherwise identified to the Depositary, then, prior to the physical release of such Depositary Receipts, the serial numbers shown on such Depositary Receipts must be submitted to the Depositary and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution, unless such Units have been tendered for the account of an Eligible Institution. If Units have been tendered pursuant to the procedure for book-entry transfer as set forth in
Section 3 of the Offer to Purchase, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Units. Withdrawals of tenders of Units may not be rescinded and any Units withdrawn thereafter will be deemed not validly tendered for purposes of the Offer. However, properly withdrawn Units may be retendered by following the procedures described in Section 3 of the Offer to Purchase at any time prior to the Expiration Date.

14. VALIDITY OF LETTER OF TRANSMITTAL.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of the Letter of Transmittal will be determined by the Purchaser and such determination will be final and binding. The Purchaser's interpretation of the terms and conditions of the Offer (including these Instructions for the Letter of Transmittal) also will be final and binding. The Purchaser will have the right to waive any irregularities or conditions as to the manner of tendering. And any irregularities in connection with tenders must be cured within such time as the Purchaser shall determine unless waived by it.

     The Letter of Transmittal will not be valid unless and until any irregularities have been cured or waived. Neither the Purchaser, the Depositary nor the Information Agent are under any duty to give notification of any defects in a Letter of Transmittal and will incur no liability for failure to give such notification.

15. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

     Questions or requests for assistance may be directed to the Information Agent, Beacon Hill Partners, Inc. at (212) 843-8500 (collect) or (800) 792-2829 (toll free). Copies of the Offer to Purchase and the Letter of Transmittal may be obtained from the Information Agent by calling either number.

16. INADEQUATE SPACE.

     If the space provided herein is inadequate, additional information may be provided on a separate schedule signed and attached hereto.

17. DIVIDEND REINVESTMENT PLAN.

     Certain persons may hold Units issued under the Partnership's dividend reinvestment plan ("DRIP Units"). LETTERS OF TRANSMITTAL WHICH HAVE BEEN DULY EXECUTED, BUT WHERE NO INDICATION IS MARKED IN THE "NUMBER OF DRIP UNITS TENDERED" COLUMN IN THE BOX ENTITLED "DESCRIPTION OF UNITS TENDERED," SHALL BE DEEMED TO HAVE TENDERED ALL DRIP UNITS PURSUANT TO THE OFFER. If the Holders of DRIP Units do not indicate in the box entitled "Description of Units Tendered" what type of Units are being tendered or do not complete the box entitled "No. of DRIP Units Tendered" and tender more Units than the Units that they hold which are not DRIP Units, they shall be deemed to have first tendered their Units which are not DRIP Units and then their DRIP Units.

     IMPORTANT: A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (ALONG WITH AND ANY AND ALL DEPOSITARY RECEIPTS, AND ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME ON DECEMBER 18, 1998, UNLESS EXTENDED.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, in order to prevent backup withholding on amounts payable to a Holder whose tendered Units are accepted for payment, such Holder is required to provide the Depositary with such Holder's correct TIN on Substitute Form W-9 above or otherwise establish a basis for exemption from backup withholding. If the Depositary is not provided with the correct TIN, the Holder or other payee may be subject to penalties imposed by the IRS. In addition, payments that are made to such Holder or other payee with respect to Units purchased pursuant to the Offer may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. In order for a foreign person to qualify as an exempt recipient, that Holder must deliver to the Depositary a Substitute Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status.

     If backup withholding applies, the Depositary is required to withhold 31% of any reportable payments made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.